UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 7, 2014 (May 7, 2014)

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia	22042-4513
(Address of Principal Executive Offices)	(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The voting results for matters submitted to the company’s shareholders for consideration at the Annual Meeting held on May 7, 2014, are set forth below.

In an uncontested election, each of the following nominees was elected to the Board of Directors according to the following votes:

	For	Against	Abstain	Broker Non- Votes

Mary T. Barra	288,711,504	3,876,436	614,568	21,969,543

Nicholas D. Chabraja	290,651,053	2,231,147	320,308	21,969,543

James S. Crown	271,084,621	21,740,420	377,467	21,969,543

William P. Fricks	288,592,863	4,214,012	395,633	21,969,543

Paul G. Kaminski	288,108,981	4,696,289	397,238	21,969,543

John M. Keane	290,901,914	1,885,186	415,408	21,969,543

Lester L. Lyles	288,340,461	4,454,883	407,164	21,969,543

James N. Mattis	291,523,890	1,273,182	405,436	21,969,543

Phebe N. Novakovic	289,764,972	2,743,285	694,251	21,969,543

William A. Osborn	289,421,161	3,373,094	408,253	21,969,543

Laura J. Schumacher	290,723,603	2,064,731	414,174	21,969,543

Robert Walmsley	290,569,160	1,991,389	641,959	21,969,543

The results of voting on Proposals 2 through 5 (as numbered in the company’s 2014 Proxy Statement) were as follows:

Proposal 2. Shareholders approved the selection of KPMG LLP as the company’s independent auditors for 2014.

	For	Against	Abstain	Broker Non- Votes
Approval of KPMG as Independent Auditors	313,130,621	1,714,995	326,435	—

Proposal 3. Shareholders approved, on an advisory basis, the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2014 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

	For	Against	Abstain	Broker Non- Votes
Advisory Vote to approve Executive Compensation	229,971,538	62,598,042	632,928	21,969,543

Proposal 4. Shareholders rejected a shareholder proposal requesting that the board adopt a policy that the chairman of the board be an independent director.

	For	Against	Abstain	Broker Non- Votes
Shareholder Proposal with regard to an Independent Board Chair	72,064,253	220,650,200	488,055	21,969,543

Proposal 5. Shareholders rejected a shareholder proposal requesting that management prepare a report on the company’s lobbying and related activities.

	For	Against	Abstain	Broker Non- Votes
Shareholder Proposal with regard to Lobbying Disclosure	10,389,734	243,122,062	39,690,712	21,969,543

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

by	/s/ Kimberly A. Kuryea
Kimberly A. Kuryea
Vice President and Controller
(Authorized Officer and Chief Accounting Officer)

Dated: May 7, 2014